Acquisition (purchase price table) (detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013 Independent Foods [Member]	Jan. 15, 2013 Independent Foods [Member]	Mar. 31, 2011 Lebanon [Member]	Aug. 06, 2010 Lebanon [Member]
Business Acquisition [Line Items]
Purchase Price	$ 5.0	$ 5.0	$ 20.3	$ 20.3
Current assets	32.8		13.8
Property, plant and equipment	7.4		13.9
Current liabilities	33.2		6.7
Bargain Purchase Price	2.0		0.7
Total	$ 5.0	$ 5.0	$ 20.3	$ 20.3